UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2022 (July 21, 2022)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 21, 2022 on the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (the “Company”), the Board elected Ms. Christina L. Zamarro, 50, as a director to serve on the Board. Her addition expands the Company’s Board to fourteen. Ms. Zamarro has served as Vice President, Finance and Treasurer of The Goodyear Tire & Rubber Company (NASDAQ:GT) (“Goodyear”), an American multinational tire manufacturing company, since April 2020. Prior to her current position, she served in various senior executive financial management positions at Goodyear, including Vice President, Corporate Financial Planning, Analysis and Investor Relations from 2018 to 2020; Vice President, Investor Relations from 2014 to 2018, and Assistant Treasurer Capital Market and Risk Management from 2010 to 2014. Prior to joining Goodyear, she held various financial positions of increasing responsibility over 8 years at Ford Motor Company. Ms. Zamarro’s initial term as a director on the Board commenced July 21, 2022 and expires at the Company’s 2023 Annual Meeting of Shareholders. Ms. Zamarro was not appointed to any committees of the Board at this time.

As a non-employee director on the Board, Ms. Zamarro will be compensated for service as a director in accordance with the Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2022, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2021 and incorporated in this Item 5.02(d) by reference. There are no arrangements or understandings between Ms. Zamarro and any other persons pursuant to which Ms. Zamarro was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which Ms. Zamarro had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K. A copy of the press release announcing the election of Ms. Zamarro to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02(d) by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL
99.1	Press Release issued by L3Harris Technologies, Inc. on July 21, 2022

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: July 22, 2022		Title:	Senior Vice President, General Counsel and Secretary

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